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                                                    EXHIBIT 10.18


ADDENDUM TO AGREEMENT

FOLLOWING POINTS ARE AGREED UPON BETWEN DAVID LEWIS, REPRESENTING IDL International LLC, AND KEN SEIFF REPRESENTING PIVOT RULES, INC. AS AN ADDENDUM TO THEIR AGREEMENT SIGNED MAY 20, 1996 BY BOTH PARTIES.

1.   THE TERM OF THE REVISED AGREEMENT SHALL RUN UNTIL DECEMBER 31,
1998.

2.   TERMINATION - IMMEDIATELY WITH CAUSE BY EITHER PARTY.
 - WITHOUT CAUSE 6 MONTHS NOTICE BY PIVOT RULES AND 10 WEEKS NOTICE BY IDL OR DAVID LEWIS. FAILURE TO COMPLETE TERM OF NOTICE WILL CAUSE FORFEITURE OF OUTSTANDING COMMISSIONS.

3.   PIVOT RULES WILL PAY A BONUS TO IDL BASED ON ACHIEVED,
RECONCILED GM% OF MERCHANDISE SHIPPED AS FOLLOWS:

27% GM = 5% OF ANNUAL COMMISSIONS
28% GM = 10% " " "
29% GM = 15% " " "
30% GM = 20% " " "

GROSS MARGIN AS CALCULATED BY THE FORMULA IN THE ORIGINAL
CONTRACT AND ADJUSTED FOR ACTUAL LANDED COSTS AS DETAILED IN THE
ORIGINAL DEAL.  RECONCILIATION, QUARTERLY AND AFTER YEAR END WILL
ALSO ACCOUNT FOR INVOICE PRICES ON SHIPMENTS, AND DISCOUNTS GIVEN TO CUSTOMERS DUE TO PRODUCTION RELATED PROBLEMS.

4.   COMMISSION TERMS OF THE NEW DEAL ARE 5% FOR THE 1ST ONE
MILLION DOLLARS FOB STARTING WITH EX-FACTORY DATED 1/197, AND 2.5% ON BALANCE OF ALL ORDERS THROUGH 12/31/97 EX FACTORY DATES. 1998 TERMS WILL BE THE SAME.

5.   ANY ORDERS PLACED AFTER P.O. 196462, WITH EX. FACTORY DATES
BEFORE 12/31/96, AS WELL AS ANY UPWARD REVISIONS ON ORDERS ALREADY PLACED, WIL BE UNDER HE NEW DEAL MEANING COMMISSION RATE IS 2.5%.


KEN SEIFF                               DAVID LEWIS
PIVOT RULES COMPANY                     IDL International LLC
LLC

/s/ E. Kenneth Seiff                    /s/ David Lewis
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7/1/96                                       7/2/96